EXHIBIT 99.1

         BANK OF AMERICA/BACM MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

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                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of May 1, 2002, between Bank of America, N.A., as seller (the "Seller" or "Bank of America") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule").

            The Purchaser intends to transfer or cause the transfer of (i) the Mortgage Loans and (ii) certain mortgage loans transferred by Prudential Mortgage Capital Funding, LLC ("PMCF") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between PMCF and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of May 1, 2002 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, as master servicer (the "Master Servicer"), Lennar Partners, Inc., as special servicer (the "Special Servicer") and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("Banc of America"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and J.P. Morgan Securities Inc. ("JPMorgan") pursuant to an underwriting agreement, dated as of May 9, 2002 (the "Underwriting Agreement"). BACM intends to sell the one or more of the remaining Classes of Certificates (the "Non-Registered Certificates") to Banc of America and Merrill Lynch, as initial purchasers thereof, pursuant to a certificate purchase agreement dated May 9, 2002 (the "Certificate Purchase Agreement"), among Banc of America, BACM and Merrill Lynch. The Registered Certificates are more fully described in the prospectus dated May 9, 2002 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated May 9, 2002 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the private placement memorandum dated May 9, 2002 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify BACM, Banc of America, Merrill Lynch, JPMorgan and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of May 1, 2002 (the "Indemnification Agreement"), among the Seller, BACM, Banc of America, Merrill Lynch, JPMorgan and PMCF.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing which amount shall be payable on May 22, 2002 in immediately available funds.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the Mortgage File (as defined in Section 2(e)) with respect to each of the Mortgage Loans; provided that the Purchaser hereby directs the Seller to prepare and the Seller shall prepare or cause to be prepared (or permit the Purchaser to prepare) with respect to the Mortgage Loans, the assignments of Mortgage, assignments of Assignment of Leases and UCC financing statements on Form UCC-2 or UCC-3, as applicable, from the Seller in favor of the Trustee (in such capacity) or in blank. The Seller shall at its expense, within 45 days after the Closing Date or in the case of a Replacement Mortgage Loan, after the related date of substitution, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office, submit or cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in the immediately preceding sentence. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall in each such case promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and thereafter shall in each such case, at its own expense, submit the substitute or corrected documents or cause such to be submitted for recording or filing, as appropriate.

            (d) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or to its designee all of the following items:
(i) asset summaries delivered to the Rating Agencies, originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are reasonably required for the ongoing administration and servicing of the Mortgage Loans (except to the extent such items represent attorney-client privileged communications and confidential credit analysis of the client or are to be retained by a sub-servicer that will continue to act on behalf of the Purchaser or its designee); and (ii) all Escrow Payments and Reserve Funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

            (e) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the documents and instruments specified below with respect to each Mortgage Loan. Such documents for each Mortgage Loan comprise a "Mortgage File". All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note, endorsed (either on the face thereof or pursuant to a separate allonge) "Pay to the order of Wells Fargo Bank Minnesota, N.A., as Trustee for the registered holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-PB2, without recourse" or in blank, and further showing a complete, unbroken chain of endorsement from the originator (if such originator is other than a Mortgage Loan Seller); or alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity from the applicable Mortgage Loan Seller with a copy of such Mortgage Note;

            (ii) an original or a copy of the Mortgage and any intervening assignments that precede the assignment referred to in clause (iv) of this definition, in each case (unless the particular item has not been returned from the applicable recording office) with evidence of recording indicated thereon;

            (iii) an original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and of any intervening assignments thereof that precede the assignment referred to in clause (v) of this definition, in each case (unless the particular item has not been returned from the applicable recording office) with evidence of recording indicated thereon;

            (iv) an original executed assignment of the Mortgage, in favor of Wells Fargo Bank Minnesota, N.A., as Trustee for the registered holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-PB2, in recordable form (except for any missing recording information with respect to such Mortgage);

            (v) an original executed assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in favor of Wells Fargo Bank Minnesota, N.A., as Trustee for the registered holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-PB2, in recordable form (except for any missing recording information with respect to such Assignment of Leases);

            (vi) originals or copies of any written assumption, modification, written assurance and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage Loan has been assumed, in each case (unless the particular item has not been returned from the applicable recording office) with evidence of recording indicated thereon if the instrument being modified or assumed is a recordable document;

            (vii) the original or a copy of the policy of lender's title insurance or, if such policy has not yet been issued, a "marked-up" pro forma title policy or commitment for title insurance (the "Title Policy");

            (viii) filed copies of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the related Mortgage Loan Seller had possession of such UCC Financing Statements prior to the Closing Date) and, in connection with such UCC Financing Statements, an original UCC-2 or UCC-3, as appropriate, in favor of Wells Fargo Bank Minnesota, N.A., as Trustee for the registered holders of Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-PB2, in a form that is complete and suitable for filing or recording, and sufficient to assign to the Trustee the security interest held by the originator of the Mortgage Loan or its assignee;

            (ix) the original or a copy of any environmental indemnity agreement relating solely to such Mortgage Loan;

            (x) the original or a copy of any power of attorney, guaranty, loan agreement, Ground Lease and/or Ground Lease estoppels relating to such Mortgage Loan;

            (xi) any original documents (including any security agreement(s)) relating to, evidencing or constituting Additional Collateral and, if applicable, the originals or copies of any intervening assignments thereof; and

            (xii) the original or a copy of any intercreditor agreement, co-lender agreement, agreement among noteholders or similar agreement relating to such Mortgage Loan and a copy of any Letter of Credit.

            (f) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(e). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File", with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(e) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan.

            (g) The Seller shall in connection with the interest of a related Mortgagor under a Ground Lease, in each case at its own expense, promptly (and in any event within 45 days of the Closing Date) notify the related ground lessor (with a copy of such notice to the Master Servicer) of the transfer of such Mortgage Loan to the Trust pursuant to this Agreement and inform such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Trustee.

            (h) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (i) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule or the Mortgage File Checklist, as applicable, attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule or the Mortgage File Checklist, as applicable, and distribute such amended Mortgage Loan Schedule or the Mortgage File Checklist, as applicable, to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule or Mortgage File Checklist by itself shall not be deemed to be a cure of a Material Breach.

            (j) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Breach or Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the applicable Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. For purposes of remediating a Material Breach or Material Document Defect with respect to any Mortgage Loan, "Resolution Extension Period" shall mean the 90-day period following the end of the applicable Initial Resolution Period.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

            If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            It is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) If the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of May 1, 2003, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File on the Closing Date; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) If (i) any Mortgage Loan is required to be repurchased as provided in Section 4(c) above, (ii) such Mortgage Loan is a Cross-Collateralized Mortgage Loan that is a part of a Cross-Collateralized Group and (iii) the applicable Breach or Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any other Cross-Collateralized Mortgage Loan in such Cross-Collateralized Group (without regard to this paragraph), then the applicable Material Breach or Material Document Defect, as the case may be, will be deemed to constitute a Material Breach or Material Document Defect, as the case may be, as to any other Cross-Collateralized Mortgage Loan in the Cross-Collateralized Group for purposes of the above provisions, and the Seller will be required to repurchase such other Cross-Collateralized Mortgage Loan(s) in the related Cross-Collateralized Group in accordance with the provisions of this Section 4 unless such other Cross-Collateralized Mortgage Loans satisfy the Cross-Collateralized Mortgage Loan Repurchase Criteria. In the event that one or more of such other Cross-Collateralized Mortgage Loans satisfy the Cross-Collateralized Mortgage Loan Repurchase Criteria, the Seller may elect either to repurchase only the affected Cross-Collateralized Mortgage Loan as to which the related Material Breach or Material Document Defect exists or to repurchase all of the Cross-Collateralized Mortgage Loans in the related Cross-Collateralized Group. The Seller shall be responsible for the cost of any appraisal required to be obtained by the Master Servicer to determine if the Cross-Collateralized Mortgage Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            With respect to any Cross-Collateralized Mortgage Loan conveyed hereunder, to the extent that the Seller repurchases an affected Cross-Collateralized Mortgage Loan in the manner prescribed in Section 4 while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and Purchaser (on behalf of its successors and assigns) agree to forbear from enforcing any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans held by such party, then both parties agree to forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's articles of association or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than Banc of America, Merrill Lynch, JPMorgan and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Deloitte & Touche LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate substantially in the form of Exhibit A-1 executed by an authorized officer of the Seller in his or her individual capacity, and dated the Closing Date, upon which Banc of America, Merrill Lynch, JPMorgan and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller substantially in the form of Exhibit A-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, Banc of America, JPMorgan and Merrill Lynch may rely; and

            (f) One or more written opinions of counsel for the Seller in substantially the form set forth in Exhibit A-3 hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, Banc of America, JPMorgan, Merrill Lynch, the Trustees and each Rating Agency; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from Deloitte & Touche LLP, certified public accountants, dated the date of any preliminary Prospectus Supplement and of the Prospectus Supplement, respectively, and addressed to, and in form and substance acceptable to the Purchaser, Banc of America, Merrill Lynch, JPMorgan and PMCF stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and paid in accordance with the Transaction Management Agreement.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., Bank of America Corporate Center, NC1-007-07-01, 100 North Tryon Street, Charlotte, North Carolina 28255, Attention: David Gertner, telecopy number: (704) 386-1904, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, N.A., Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255, Attention: Stephen Hogue, or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                        BANK OF AMERICA, N.A.

                                        By: /s/ Stephen Hogue
                                            -----------------------------------
                                            Name:  Stephen Hogue
                                            Title: Vice President


                                        BANC OF AMERICA COMMERCIAL MORTGAGE INC.

                                        By: /s/ Manish Parwani
                                            -----------------------------------
                                            Name:  Manish Parwani
                                            Title: Vice President

                                          Sch. I-2

SCHEDULE I

MORTGAGE LOAN SCHEDULE


                    CONTROL      TRUST
LOAN NUMBER         NUMBER       ID       PROPERTY NAME                                     STREET ADDRESS
------------------- ------------ -------- ------------------------------------------------- ----------------------------------------

55567               A1           2        84 William Street                                 84 William Street

53445               A2           3        The Brook at Colonial Park                        4212 Williamsburg Drive

55954               A3           4        Gainesville Place                                 2800 SW 35th Place

55893               A4           5        Meadow Wood Village                               1613 Ximeno Avenue

55015               A5           6        The Reserve                                       175 International Drive

55362               A6           7        RCA Portfolio 2 - Ambassador Apartments           2400 Timberline Drive

55412               A7           9        Campus Village Housing Apartments                 111 N.Mills St.,110,118 N.Brooks
                                                                                            St.,1002 Springs St.,1,2,9,10 Gerry Ct.

55819               A8           10       CLK - Charter Pointe                              919 Ballard Street

55810               A9           11       CLK - Charlestown of Douglass Hills               407 Charlestown Court

324010357           B1           13       Saddle Ridge Crossing Townhomes                   4 Tether Court

55364               A10          14       RCA Portfolio 2 - Landing at Westchase            9797 Meadowglen Lane

53425               A11          15       Mapleton Square Apartments                        115 Willis Road

317010356           B2           16       Park Apartments                                   10623 East Exposition Avenue

55365               A12          18       RCA Portfolio 2 - Royal Wildewood Manor           201 Dixie Drive

55826               A13          19       CLK - Cardinal Woods                              1331 Wicklow Court

820010338           B3           21       Whispering Pines                                  75 Yotzonot Drive/1 - 12 Christopher
                                                                                            Drive

55817               A14          22       CLK - Arlington Village                           1733 Arlin Place

317010321           B4           24       James River Apartments                            868 Wilton Lane NW

55821               A15          25       CLK - Cambridge                                   360 Piccadilly Square

820010343           B5           26       Parkway Apartments                                1801 - 1821 Parkway Court

55792               A16          27       CLK - Breckenridge                                3209 Glendale Place

55953               A17          28       La Mirage Apartments                              610 East Gilbert Drive


                                                                    MORTGAGE RATE     AMORTIZATION
LOAN NUMBER          CITY                STATE      ZIP CODE        (%)               BASIS
-------------------  ------------------- ---------- --------------- ----------------- -----------------

55567                New York            NY         10038              7.125%         ACT/360

53445                Harrisburg          PA         17109              8.327%         ACT/360

55954                Gainesville         FL         32608              6.950%         ACT/360

55893                Long Beach          CA         90804              7.070%         ACT/360

55015                Athens              GA         30605              7.150%         ACT/360

55362                Grapevine           TX         76051              7.330%         ACT/360

55412                Madison             WI         53715              6.960%         ACT/360

55819                Altamonte Springs   FL         32701              6.990%         ACT/360

55810                Louisville          KY         40243              6.990%         ACT/360

324010357            Wilmington          DE         19808              7.320%         ACT/360

55364                Houston             TX         77042              7.330%         ACT/360

53425                Dover               DE         19901              8.327%         ACT/360

317010356            Aurora              CO         80012              7.140%         ACT/360

55365                Clute               TX         77531              7.330%         ACT/360

55826                Cary                NC         27511              6.990%         ACT/360

820010338            Bloomington         IL         61704              7.125%         ACT/360

55817                Fairborn            OH         45324              6.990%         ACT/360

317010321            Lilburn             GA         30047              7.250%         ACT/360

55821                Athens              GA         30605              6.990%         ACT/360

820010343            Normal              IL         61761              7.300%         ACT/360

55792                Birmingham          AL         35243              6.990%         ACT/360

55953                Tempe               AZ         85281              7.250%         ACT/360

                                                                  REMAINING TERM TO
                     ORIGINAL               CUT-OFF               STATED MATURITY /      STATED MATURITY
LOAN NUMBER          BALANCE                BALANCE               ARD (MONTHS)           DATE/ ARD
-------------------  ---------------------- --------------------- ---------------------- ---------------

55567                33,000,000.00          32,845,972.10         114                    11/01/11

53445                19,691,998.00          19,691,998.00         101                    10/01/10

55954                17,840,000.00          17,753,617.81         114                    11/01/11

55893                15,500,000.00          15,403,920.58         112                    09/01/11

55015                15,280,000.00          15,145,054.41         48                     05/01/06

55362                14,371,000.00          14,371,000.00         110                    07/01/11

55412                13,250,000.00          13,185,976.76         114                    11/01/11

55819                10,030,000.00          10,030,000.00         77                     10/01/08

55810                9,180,000.00           9,180,000.00          77                     10/01/08

324010357            9,000,000.00           8,987,951.41          118                    03/01/12

55364                8,800,000.00           8,800,000.00          110                    07/01/11

53425                8,263,043.00           8,263,043.00          101                    10/01/10

317010356            7,600,000.00           7,575,543.65          116                    01/01/12

55365                7,176,000.00           7,176,000.00          110                    07/01/11

55826                6,885,000.00           6,885,000.00          77                     10/01/08

820010338            6,140,000.00           6,111,341.16          114                    11/01/11

55817                5,397,500.00           5,397,500.00          113                    10/01/11

317010321            4,600,000.00           4,569,789.57          111                    08/01/11

55821                4,505,000.00           4,505,000.00          113                    10/01/11

820010343            4,300,000.00           4,280,659.33          114                    11/01/11

55792                4,165,000.00           4,165,000.00          77                     10/01/08

55953                4,100,000.00           4,081,362.11          78                     11/01/08


                    CONTROL      TRUST                                                                    MONTHLY
LOAN NUMBER         NUMBER       ID       PROPERTY NAME                                     DUE DATE      PAYMENT
------------------- ------------ -------- ------------------------------------------------- ------------- -------------------

55567               A1           2        84 William Street                                 1st           $222,327.11

53445               A2           3        The Brook at Colonial Park                        1st           $157,069.98

55954               A3           4        Gainesville Place                                 1st           $118,091.51

55893               A4           5        Meadow Wood Village                               1st           $103,851.60

55015               A5           6        The Reserve                                       1st           $103,202.15

55362               A6           7        RCA Portfolio 2 - Ambassador Apartments           1st           $99,767.26

55412               A7           9        Campus Village Housing Apartments                 1st           $87,796.92

55819               A8           10       CLK - Charter Pointe                              1st           $70,314.82

55810               A9           11       CLK - Charlestown of Douglass Hills               1st           $64,355.94

324010357           B1           13       Saddle Ridge Crossing Townhomes                   1st           $61,823.76

55364               A10          14       RCA Portfolio 2 - Landing at Westchase            1st           $61,091.91

53425               A11          15       Mapleton Square Apartments                        1st           $65,908.80

317010356           B2           16       Park Apartments                                   1st           $51,279.58

55365               A12          18       RCA Portfolio 2 - Royal Wildewood Manor           1st           $49,817.68

55826               A13          19       CLK - Cardinal Woods                              1st           $48,266.96

820010338           B3           21       Whispering Pines                                  1st           $41,366.32

55817               A14          22       CLK - Arlington Village                           1st           $37,706.36

317010321           B4           24       James River Apartments                            1st           $31,380.11

55821               A15          25       CLK - Cambridge                                   1st           $31,471.45

820010343           B5           26       Parkway Apartments                                1st           $29,479.55

55792               A16          27       CLK - Breckenridge                                1st           $29,198.53

55953               A17          28       La Mirage Apartments                              1st           $27,969.23

                                       PRIMARY
                                       SERVICING FEE     MASTER            OWNERSHIP
LOAN NUMBER          ADMIN. FEE RATE   RATE              SERVICING FEE     INTEREST          CROSSED
-------------------  ----------------- ----------------- ----------------- ----------------- ---------------

55567                0.14170%          0.10000%            0.14000%        Fee Simple        No

53445                0.14170%          0.10000%            0.14000%        Fee Simple        No

55954                0.08170%          0.04000%            0.08000%        Fee Simple        No

55893                0.14170%          0.10000%            0.14000%        Fee Simple        No

55015                0.14170%          0.10000%            0.14000%        Fee Simple        No

55362                0.07170%          0.03000%            0.07000%        Fee Simple        No

55412                0.09170%          0.05000%            0.09000%        Fee Simple        No

55819                0.14170%          0.10000%            0.14000%        Fee Simple        No

55810                0.14170%          0.10000%            0.14000%        Fee Simple        No

324010357            0.07670%          0.05000%            0.07500%        Fee Simple        No

55364                0.07170%          0.03000%            0.07000%        Fee Simple        No

53425                0.14170%          0.10000%            0.14000%        Fee Simple        No

317010356            0.08670%          0.06000%            0.08500%        Fee Simple        No

55365                0.07170%          0.03000%            0.07000%        Fee Simple        No

55826                0.14170%          0.10000%            0.14000%        Fee Simple        No

820010338            0.07670%          0.05000%            0.07500%        Fee Simple        No

55817                0.14170%          0.10000%            0.14000%        Fee Simple        No

317010321            0.08670%          0.06000%            0.08500%        Fee Simple        No

55821                0.14170%          0.10000%            0.14000%        Fee Simple        No

820010343            0.07670%          0.05000%            0.07500%        Fee Simple        No

55792                0.14170%          0.10000%            0.14000%        Fee Simple        No

55953                0.14170%          0.10000%            0.14000%        Fee Simple        No

                     ORIGINAL
                     AMORTIZATION
LOAN NUMBER          (MONTHS)            ARD LOAN          GRACE PERIOD
-------------------  ------------------- ----------------- ------------

55567                360                 No                10

53445                295                 Yes               10

55954                360                 No                10

55893                360                 No                10

55015                360                 No                10

55362                348                 No                10

55412                360                 No                10

55819                306                 No                10

55810                306                 No                10

324010357            360                 No                5

55364                348                 No                10

53425                295                 Yes               10

317010356            360                 No                5

55365                348                 No                10

55826                306                 No                10

820010338            360                 No                5

55817                309                 No                10

317010321            360                 No                5

55821                309                 No                10

820010343            360                 No                5

55792                306                 No                10

55953                360                 No                10


                    CONTROL      TRUST
LOAN NUMBER         NUMBER       ID       PROPERTY NAME                                     STREET ADDRESS
------------------- ------------ -------- ------------------------------------------------- ---------------------------------------

400010330           B6           29       Paradise Palms Apartments                         17646 North Cave Creek Road

820010334           B7           30       Twin Oaks Apartments                              2415 - 2435 W. Bradley Avenue

400010336           B8           31       Ashton Meadows Apartments                         3950 Cabot Drive

820010342           B9           32       Ravenwood Townhomes                               3516 South Park Avenue, 1601-1645
                                                                                            Westchester Boulevard

800010352           B10          33       Ashwood Downs Apartments                          1900 Ashwood Downs Lane

415010319           B11          36       Montebello Apartments                             1055 South Mollison Avenue

415010326           B12          37       Bellagio Apartments                               435 South Detroit Street

415010325           B13          38       Monet Apartments                                  630 - 636 Hauser Boulevard

55367               A18          39       RCA Portfolio 2 - Braeburn Villa                  9600 Braes Bayou Drive

415010328           B14          41       Casa California Apartments                        285 West California Avenue

55368               A19          42       RCA Portfolio 2 - Parkwest Place Apts             10161 Westpark Drive

55739               A20          44       Regency Square                                    1420 Parham Road

54043               A21          48       Gravois Bluffs I (Lowe's)                         1-45 Gravios Bluffs Boulevard

52628               A22          50       Edwards Fresno Stadium 21 Cinema                  7750 North Blackstone Avenue

100010329           B15          52       Tanglewood Square                                 8515 - 8575 Tanglewood Square

54480               A23          54       Ahoskie Commons                                   1400-1530 East Memorial Drive

54504               A24          55       Rancho Cotati Shopping Center                     500-590 East Cotati Avenue

100010335           B16          57       West Valley Tops                                  371 Bagley Road

55786               A25          58       Walgreens - Southfield, MI                        28901 Greenfield Road

55915               A26          63       CVS - Emerald Isle                                87 Emerald Drive

53274               A27          64       Walgreens - Saginaw, MI                           409 West Genesee Avenue

55550               A28          67       CVS - Henderson                                   109 Dabney Drive

54501               A29          68       Village Corners Shopping Center                   3751 Main Street

445010349           B17          69       CVS-Hagerstown                                    940 S. Potomac Street

54009               A30          70       CVS - Altavista                                   1100 Main Street

400010309           B18          73       Troy Retail Center                                1416 U.S. Highway 231

55546               A31.1        74.1     MICC Adler Portfolio-7875, 7925 NW 12th Street    7875 and 7925 Northwest 12th Street

55546               A31.2        74.2     MICC Adler Portfolio-2156-2298 NW 82nd Avenue     2156-2298 Northwest 82nd Avenue


                                                                    MORTGAGE RATE     AMORTIZATION
LOAN NUMBER          CITY                STATE       ZIP CODE       (%)               BASIS
-------------------  ------------------- ----------- -------------- ----------------- -----------------

400010330            Phoenix             AZ          85022             7.310%         ACT/360

820010334            Champaign           IL          61821             7.250%         ACT/360

400010336            Springfield         OH          45503             7.000%         ACT/360

820010342            Springfield         IL          61704             7.175%         ACT/360


800010352            Olympia             WA          98501             7.370%         ACT/360

415010319            El Cajon            CA          92020             7.235%         ACT/360

415010326            Los Angeles         CA          90036             7.410%         ACT/360

415010325            Los Angeles         CA          90036             7.380%         ACT/360

55367                Houston             TX          77074             7.330%         ACT/360

415010328            Pasadena            CA          91105             7.140%         ACT/360

55368                Houston             TX          77042             7.330%         ACT/360

55739                Richmond            VA          23229             6.750%         ACT/360

54043                Fenton              MO          63026             7.550%         ACT/360

52628                Fresno              CA          93720             8.430%         ACT/360

100010329            Bainbridge          OH          40423             7.470%         ACT/360

54480                Ahoskie             NC          27910             7.360%         ACT/360

54504                Cotati              CA          94931             7.810%         ACT/360

100010335            Berea               OH          44017             7.350%         ACT/360

55786                Southfield          MI          48076             7.360%         ACT/360

55915                Emerald Isle        NC          28594             7.250%         ACT/360

53274                Saginaw             MI          48602             7.500%         ACT/360

55550                Henderson           NC          27536             7.250%         ACT/360

54501                The Colony          TX          75056             7.610%         ACT/360

445010349            Hagerstown          MD          21740             7.360%         ACT/360

54009                Altavista           VA          24517             7.650%         ACT/360

400010309            Troy                AL          30681             7.730%         ACT/360

55546                Miami               FL          33126

55546                Miami               FL          33122

                                                                 REMAINING TERM TO
                    ORIGINAL               CUT-OFF               STATED MATURITY /      STATED MATURITY
LOAN NUMBER         BALANCE                BALANCE               ARD (MONTHS)           DATE/ ARD
------------------- ---------------------- --------------------- ---------------------- ---------------------

400010330           4,000,000.00           3,985,225.94          115                    12/01/11

820010334           3,600,000.00           3,581,474.56          113                    10/01/11

400010336           3,400,000.00           3,386,578.05          115                    12/01/11

820010342           3,000,000.00           2,986,144.39          114                    11/01/11


800010352           2,990,000.00           2,980,805.71          116                    01/01/12

415010319           2,660,000.00           2,650,014.81          115                    12/01/11

415010326           2,650,000.00           2,636,844.84          173                    10/01/16

415010325           2,575,000.00           2,562,130.35          173                    10/01/16

55367               2,288,000.00           2,288,000.00          110                    07/01/11

415010328           2,000,000.00           1,987,789.90          112                    09/01/11

55368               1,725,000.00           1,725,000.00          110                    07/01/11

55739               82,500,000.00          82,083,573.99         114                    11/01/11

54043               16,560,000.00          16,404,430.80         130                    03/01/13

52628               13,035,338.66          12,865,984.94         97                     06/01/10

100010329           9,500,000.00           9,415,085.23          112                    09/01/11

54480               6,850,000.00           6,773,887.20          105                    02/01/11

54504               5,992,000.00           5,957,451.51          111                    08/01/11

100010335           5,500,000.00           5,462,022.39          114                    11/01/11

55786               4,850,000.00           4,835,056.60          116                    01/01/12

55915               3,500,000.00           3,475,427.00          114                    11/01/11

53274               3,472,000.00           3,445,764.43          109                    06/01/11

55550               2,880,000.00           2,859,779.91          114                    11/01/11

54501               2,540,000.00           2,519,895.56          108                    05/01/11

445010349           1,750,000.00           1,737,020.53          116                    01/01/12

54009               1,500,000.00           1,484,149.54          110                    07/01/11

400010309           1,200,000.00           1,183,292.65          112                    09/01/11

55546

55546


                    CONTROL      TRUST                                                                   MONTHLY
LOAN NUMBER         NUMBER       ID       PROPERTY NAME                                     DUE DATE     PAYMENT
------------------- ------------ -------- ------------------------------------------------- ------------ -------------------

400010330           B6           29       Paradise Palms Apartments                         1st          $27,450.03

820010334           B7           30       Twin Oaks Apartments                              1st          $24,558.35

400010336           B8           31       Ashton Meadows Apartments                         1st          $22,620.28

820010342           B9           32       Ravenwood Townhomes                               1st          $20,312.90

800010352           B10          33       Ashwood Downs Apartments                          1st          $20,641.00

415010319           B11          36       Montebello Apartments                             1st          $18,118.83

415010326           B12          37       Bellagio Apartments                               1st          $18,366.15

415010325           B13          38       Monet Apartments                                  1st          $17,793.66

55367               A18          39       RCA Portfolio 2 - Braeburn Villa                  1st          $15,883.90

415010328           B14          41       Casa California Apartments                        1st          $13,494.63

55368               A19          42       RCA Portfolio 2 - Parkwest Place Apts             1st          $11,975.40

55739               A20          44       Regency Square                                    1st          $535,093.43

54043               A21          48       Gravois Bluffs I (Lowe's)                         1st          $116,357.42

52628               A22          50       Edwards Fresno Stadium 21 Cinema                  1st          $99,584.52

100010329           B15          52       Tanglewood Square                                 1st          $70,018.89

54480               A23          54       Ahoskie Commons                                   1st          $47,241.24

54504               A24          55       Rancho Cotati Shopping Center                     1st          $43,176.13

100010335           B16          57       West Valley Tops                                  1st          $40,109.41

55786               A25          58       Walgreens - Southfield, MI                        1st          $33,448.18

55915               A26          63       CVS - Emerald Isle                                1st          $25,298.24

53274               A27          64       Walgreens - Saginaw, MI                           1st          $24,276.73

55550               A28          67       CVS - Henderson                                   1st          $20,816.84

54501               A29          68       Village Corners Shopping Center                   1st          $17,951.76

445010349           B17          69       CVS-Hagerstown                                    1st          $13,948.45

54009               A30          70       CVS - Altavista                                   1st          $11,231.63

400010309           B18          73       Troy Retail Center                                1st          $9,836.58

55546               A31.1        74.1     MICC Adler Portfolio-7875, 7925 NW 12th Street

55546               A31.2        74.2     MICC Adler Portfolio-2156-2298 NW 82nd Avenue

                                       PRIMARY
                                       SERVICING FEE     MASTER            OWNERSHIP
LOAN NUMBER          ADMIN. FEE RATE   RATE              SERVICING FEE     INTEREST          CROSSED
-------------------  ----------------- ----------------- ----------------- ----------------- ---------------

400010330            0.11670%          0.09000%            0.11500%        Fee Simple        No

820010334            0.07670%          0.05000%            0.07500%        Fee Simple        No

400010336            0.11670%          0.09000%            0.11500%        Fee Simple        No

820010342            0.07670%          0.05000%            0.07500%        Fee Simple        No

800010352            0.07670%          0.05000%            0.07500%        Fee Simple        No

415010319            0.07670%          0.05000%            0.07500%        Fee Simple        No

415010326            0.07670%          0.05000%            0.07500%        Fee Simple        No

415010325            0.07670%          0.05000%            0.07500%        Fee Simple        No

55367                0.07170%          0.03000%            0.07000%        Fee Simple        No

415010328            0.07670%          0.05000%            0.07500%        Fee Simple        No

55368                0.07170%          0.03000%            0.07000%        Fee Simple        No

55739                0.09170%          0.05000%            0.09000%        Fee Simple        No

54043                0.09170%          0.05000%            0.09000%        Fee Simple        No

52628                0.14170%          0.10000%            0.14000%        Leasehold         No

100010329            0.08670%          0.06000%            0.08500%        Fee Simple        No

54480                0.14170%          0.10000%            0.14000%        Fee Simple        No

54504                0.14170%          0.10000%            0.14000%        Fee Simple        No

100010335            0.08670%          0.06000%            0.08500%        Fee Simple        No

55786                0.14170%          0.10000%            0.14000%        Fee Simple        No

55915                0.14170%          0.10000%            0.14000%        Fee Simple        No

53274                0.14170%          0.10000%            0.14000%        Fee Simple        No

55550                0.14170%          0.10000%            0.14000%        Fee Simple        No

54501                0.14170%          0.10000%            0.14000%        Fee Simple        No

445010349            0.10670%          0.08000%            0.10500%        Fee Simple        No

54009                0.14170%          0.10000%            0.14000%        Fee Simple        No

400010309            0.12670%          0.10000%            0.12500%        Fee Simple        No

55546                                                                      Fee Simple

55546                                                                      Fee Simple

                     ORIGINAL
                     AMORTIZATION
LOAN NUMBER          (MONTHS)            ARD LOAN          GRACE PERIOD
-------------------  ------------------- ----------------- ----------------------

400010330            360                 No                5

820010334            360                 No                5

400010336            360                 No                5

820010342            360                 No                5

800010352            360                 No                5

415010319            360                 No                5

415010326            360                 No                5

415010325            360                 No                5

55367                348                 No                10

415010328            360                 No                5

55368                348                 No                10

55739                360                 No                0

54043                360                 No                10

52628                360                 No                10

100010329            300                 No                5

54480                360                 No                15

54504                360                 No                10

100010335            300                 No                5

55786                360                 No                10

55915                300                 No                15

53274                360                 No                10

55550                300                 No                15

54501                360                 No                10

445010349            240                 No                5

54009                300                 No                10

400010309            240                 No                5

55546

55546


                    CONTROL      TRUST
LOAN NUMBER         NUMBER       ID       PROPERTY NAME                                     STREET ADDRESS
------------------- ------------ -------- ------------------------------------------------- ---------------------------------------

55546               A31.3        74.3     MICC Adler Portfolio-1200 NW 78th Ave., 7855 NW   1200 Northwest 78th Avenue and 7855
                                          12th Street                                       Northwest 12th Street

55546               A31.4        74.4     MICC Adler Portfolio-8175 NW 12th Street          8175 Northwest 12th Street

55546               A31.5        74.5     MICC Adler Portfolio-1701-1901 NW 82nd Avenue     1701-1901 Northwest 82nd Avenue

55546               A31.6        74.6     MICC Adler Portfolio-8181 NW 12th Street          8181 Northwest 12th Street

55546               A31.7        74.7     MICC Adler Portfolio-8000 NW 25th Street          8000 Northwest 25th Street

55546               A31.8        74.8     MICC Adler Portfolio-7955, 7975 NW 12th Street    7955 and 7975 Northwest 12th Street

55546               A31.9        74.9     MICC Adler Portfolio-8095 NW 12th Street          8095 Northwest 12th Street

55546               A31          74       MICC Adler Portfolio (Roll-Up)

56050               A32          75       880 Troy Corporate Center                         880 West Long Lake Road

56044               A33          76       840 Troy Corporate Center                         840 West Long Lake Road

55936               A34          78       Unigraphic Solutions Corporate Offices            13690 Riverport Drive

415010333           B19          80       Walnut Creek Orthopedic Center                    2405 Shadelands Drive

400010341           B20          82       Safari Office Park                                300, 310 and 320 Goddard

55566               A35          83       Metairie Centre Office Building                   2424 Edenborn Ave.

54167               A36          85       Market Court Office Building                      537 Market Street

55668               A37          86       Orchard One                                       6143 South Willow Drive

55718               A38          87       7700 East Arapahoe Road Office Building           7700 E. Arapahoe Road

55657               A39          88       1001 Hingham Street                               1001 Hingham Street

800010327           B21          89       Centralia DSHS Building                           3401 Galvin Road

55236               A40          91       Vornado Industrial - 901, 903-906 Murray Road     901, 903-906 Murray Road

55889               A41          94       Hazard Commercial Complex                         8810, 8825, 8830, 8845, 8880, and
                                                                                            8885 Rehco Road

55570               A42          96       Old Gate Business Park                            125 Old Gate Lane

55956               A43          97       Shawnee North Business Center                     305 and 315 Shawnee North Drive

54290               A44          100      Broadway Crossing                                 2950 East Broadway Road

55635               A45          101      Burke Cerritos Business Center                    12100-12114 Park Street and
                                                                                            16741-16755 Parkside Avenue

54755               A46          102      1070 Northpoint Boulevard                         1070 Northpoint Boulevard

400010323           B22          106      Sugarberry Place                                  9850 Boudreaux Road


                                                                    MORTGAGE RATE     AMORTIZATION
LOAN NUMBER          CITY                STATE       ZIP CODE       (%)               BASIS
-------------------  ------------------- ----------- -------------- ----------------- -----------------

55546                Miami               FL          33126


55546                Miami               FL          33126

55546                Miami               FL          33126

55546                Miami               FL          33126

55546                Miami               FL          33122

55546                Miami               FL          33126

55546                Miami               FL          33126

55546                                                                  7.010%         ACT/360

56050                Troy                MI          48098             7.110%         ACT/360

56044                Troy                MI          48098             7.110%         ACT/360

55936                Maryland Heights    MO          63043             7.100%         ACT/360

415010333            Walnut Creek        CA          94598             7.250%         ACT/360

400010341            Irvine              CA          92618             7.000%         ACT/360

55566                Metairie            LA          70001             7.280%         ACT/360

54167                Chattanooga         TN          37402             7.410%         ACT/360

55668                Englewood           CO          80111             7.250%         ACT/360

55718                Centennial          CO          80112             7.250%         ACT/360

55657                Rockland            MA          02370             7.250%         ACT/360

800010327            Centralia           WA          98531             7.370%         ACT/360

55236                East Hanover        NJ          7936              6.950%         ACT/360

55889                San Diego           CA          92121             7.320%         ACT/360


55570                Milford             CT          06460             7.240%         ACT/360

55956                Suwanee             GA          30024             7.150%         ACT/360

54290                Phoenix             AZ          85040             7.250%         ACT/360

55635                Cerritos            CA          90703             6.850%         ACT/360


54755                Waukegan            IL          60085             7.380%         ACT/360

400010323            Tomball             TX          77375             7.125%         ACT/360

                                                                  REMAINING TERM TO
                     ORIGINAL               CUT-OFF               STATED MATURITY /      STATED MATURITY
LOAN NUMBER          BALANCE                BALANCE               ARD (MONTHS)           DATE/ ARD
-------------------  ---------------------- --------------------- ---------------------- ---------------------

55546


55546

55546

55546

55546

55546

55546

55546                44,000,000.00          43,723,690.81         76                     09/01/08

56050                31,975,000.00          31,851,704.03         115                    12/01/11

56044                28,050,000.00          27,941,838.89         115                    12/01/11

55936                14,375,000.00          14,319,451.07         115                    12/01/11

415010333            10,000,000.00          9,871,409.60          113                    10/01/11

400010341            8,070,000.00           8,038,142.57          115                    12/01/11

55566                7,160,000.00           7,123,401.53          113                    10/01/11

54167                5,690,000.00           5,657,263.09          112                    09/01/11

55668                4,425,000.00           4,402,229.20          113                    10/01/11

55718                3,300,000.00           3,283,018.36          113                    10/01/11

55657                3,200,000.00           3,180,928.13          112                    09/01/11

800010327            2,100,000.00           2,055,143.19          113                    10/01/11

55236                27,550,000.00          27,398,493.92         113                    10/01/11

55889                13,950,000.00          13,906,676.71         116                    01/01/12


55570                12,000,000.00          11,962,138.59         116                    01/01/12

55956                8,900,000.00           8,858,677.51          114                    11/01/11

54290                4,452,000.00           4,452,000.00          109                    06/01/11

55635                3,320,000.00           3,306,470.30          55                     12/01/06


54755                2,207,000.00           2,188,537.77          108                    05/01/11

400010323            8,700,000.00           8,641,220.94          111                    08/01/11


                    CONTROL      TRUST                                                                   MONTHLY
LOAN NUMBER         NUMBER       ID       PROPERTY NAME                                     DUE DATE     PAYMENT
------------------- ------------ -------- ------------------------------------------------- ------------ -------------------

55546               A31.3        74.3     MICC Adler Portfolio-1200 NW 78th Ave., 7855 NW
                                          12th Street

55546               A31.4        74.4     MICC Adler Portfolio-8175 NW 12th Street

55546               A31.5        74.5     MICC Adler Portfolio-1701-1901 NW 82nd Avenue

55546               A31.6        74.6     MICC Adler Portfolio-8181 NW 12th Street

55546               A31.7        74.7     MICC Adler Portfolio-8000 NW 25th Street

55546               A31.8        74.8     MICC Adler Portfolio-7955, 7975 NW 12th Street

55546               A31.9        74.9     MICC Adler Portfolio-8095 NW 12th Street

55546               A31          74       MICC Adler Portfolio (Roll-Up)                    1st          $293,028.66

56050               A32          75       880 Troy Corporate Center                         1st          $215,097.87

56044               A33          76       840 Troy Corporate Center                         1st          $188,694.14

55936               A34          78       Unigraphic Solutions Corporate Offices            1st          $96,604.59

415010333           B19          80       Walnut Creek Orthopedic Center                    1st          $79,037.60

400010341           B20          82       Safari Office Park                                1st          $53,689.91

55566               A35          83       Metairie Centre Office Building                   1st          $48,989.60

54167               A36          85       Market Court Office Building                      1st          $39,435.23

55668               A37          86       Orchard One                                       1st          $30,186.30

55718               A38          87       7700 East Arapahoe Road Office Building           1st          $22,511.82

55657               A39          88       1001 Hingham Street                               1st          $21,829.64

800010327           B21          89       Centralia DSHS Building                           1st          $19,312.45

55236               A40          91       Vornado Industrial - 901, 903-906 Murray Road     1st          $182,366.65

55889               A41          94       Hazard Commercial Complex                         1st          $95,826.82

55570               A42          96       Old Gate Business Park                            1st          $81,779.78

55956               A43          97       Shawnee North Business Center                     1st          $60,111.20

54290               A44          100      Broadway Crossing                                 1st          $30,370.49

55635               A45          101      Burke Cerritos Business Center                    1st          $21,754.61

54755               A46          102      1070 Northpoint Boulevard                         1st          $15,250.72

400010323           B22          106      Sugarberry Place                                  1st          $58,613.51

                                       PRIMARY
                                       SERVICING FEE     MASTER            OWNERSHIP
LOAN NUMBER          ADMIN. FEE RATE   RATE              SERVICING FEE     INTEREST          CROSSED
-------------------  ----------------- ----------------- ----------------- ----------------- ---------------

55546                                                                      Fee Simple


55546                                                                      Fee Simple

55546                                                                      Fee Simple

55546                                                                      Fee Simple

55546                                                                      Fee Simple

55546                                                                      Fee Simple

55546                                                                      Leasehold

55546                0.14170%          0.10000%            0.14000%                          No

56050                0.09170%          0.05000%            0.09000%        Fee Simple        No

56044                0.09170%          0.05000%            0.09000%        Fee Simple        No

55936                0.14170%          0.10000%            0.14000%        Fee Simple        No

415010333            0.06670%          0.04000%            0.06500%        Fee Simple        No

400010341            0.10670%          0.08000%            0.10500%        Fee Simple        No

55566                0.14170%          0.10000%            0.14000%        Fee Simple        No

54167                0.14170%          0.10000%            0.14000%        Fee Simple        No

55668                0.11170%          0.07000%            0.11000%        Fee Simple        No

55718                0.11170%          0.07000%            0.11000%        Fee Simple        No

55657                0.14170%          0.10000%            0.14000%        Fee Simple        No

800010327            0.07670%          0.05000%            0.07500%        Fee Simple        No

55236                0.09170%          0.05000%            0.09000%        Fee Simple        No

55889                0.14170%          0.10000%            0.14000%        Fee Simple        No

55570                0.14170%          0.10000%            0.14000%        Fee Simple        No

55956                0.14170%          0.10000%            0.14000%        Fee Simple        No

54290                0.14170%          0.10000%            0.14000%        Fee Simple        No

55635                0.14170%          0.10000%            0.14000%        Fee Simple        No

54755                0.14170%          0.10000%            0.14000%        Fee Simple        No

400010323            0.10170%          0.07500%            0.10000%        Fee Simple        No

                     ORIGINAL
                     AMORTIZATION
LOAN NUMBER          (MONTHS)            ARD LOAN          GRACE PERIOD
-------------------  ------------------- ----------------- ----------------------

55546


55546

55546

55546

55546

55546

55546

55546                360                 No                0

56050                360                 No                0

56044                360                 No                0

55936                360                 No                10

415010333            240                 No                5

400010341            360                 No                5

55566                360                 No                10

54167                360                 No                10

55668                360                 No                10

55718                360                 No                10

55657                360                 No                10

800010327            180                 No                5

55236                360                 No                0

55889                360                 No                10

55570                360                 No                10

55956                360                 No                10

54290                360                 No                10

55635                360                 No                10

54755                360                 No                10

400010323            360                 No                5


                    CONTROL      TRUST
LOAN NUMBER         NUMBER       ID       PROPERTY NAME                                     STREET ADDRESS
------------------- ------------ -------- ------------------------------------------------- ---------------------------------------

400010340           B23          109      Summerset Mobile Estates                          2052 Gold Street

400010346           B24          110      Mooney Grove                                      26814 S. Mooney Avenue

400010332           B25          112      Golden Horseshoe                                  6720 Mathias Road East

400010291           B26          113      Crest Mobile Estates                              512 Windsor Lane

400010331           B27          114      Terra Vista Estates                               3833 North Fairview Avenue

55861               A47.1        117.1    Asheville Mini Storage Portfolio-600 Patton       600 Patton Avenue
                                          Avenue

55861               A47.2        117.2    Asheville Mini Storage Portfolio-127 Sweeten      127 Sweeten Creek Road
                                          Creek Road

55861               A47.3        117.3    Asheville Mini Storage Portfolio-1130 Sweeten     1130 Sweeten Creek Road
                                          Creek Road

55861               A47.4        117.4    Asheville Mini Storage Portfolio-1925             1925 Spartanburg Highway
                                          Spartanburg Highway

55861               A47          117      Asheville Mini Storage Portfolio (Roll-Up)





                                                                    MORTGAGE RATE     AMORTIZATION
LOAN NUMBER          CITY                STATE       ZIP CODE       (%)               BASIS
-------------------  ------------------- ----------- -------------- ----------------- -----------------

400010340            Alviso              CA          95002             7.400%         ACT/360

400010346            Visalia             CA          93277             7.440%         ACT/360

400010332            Graham              WA          98338             7.250%         ACT/360

400010291            Fountain            CO          80817             7.375%         ACT/360

400010331            Tucson              AZ          85705             7.390%         ACT/360

55861                Asheville           NC          28806


55861                Asheville           NC          28803


55861                Asheville           NC          28803


55861                Hendersonville      NC          28792


55861                                                                  7.500%         ACT/360




                                                                  REMAINING TERM TO
                     ORIGINAL               CUT-OFF               STATED MATURITY /      STATED MATURITY
LOAN NUMBER          BALANCE                BALANCE               ARD (MONTHS)           DATE/ ARD
-------------------  ---------------------- --------------------- ---------------------- ---------------------

400010340            3,550,000.00           3,529,932.11          115                    12/01/11

400010346            3,300,000.00           3,289,992.42          116                    01/01/12

400010332            2,300,000.00           2,289,544.64          114                    11/01/11

400010291            2,300,000.00           2,280,736.83          72                     05/01/08

400010331            2,250,000.00           2,238,780.00          113                    10/01/11

55861


55861


55861


55861


55861                6,000,000.00           5,982,020.11          116                    01/01/12

                                            681,452,003.04
                                            ==============


                    CONTROL      TRUST                                                                   MONTHLY
LOAN NUMBER         NUMBER       ID       PROPERTY NAME                                     DUE DATE     PAYMENT
------------------- ------------ -------- ------------------------------------------------- ------------ -------------------

400010340           B23          109      Summerset Mobile Estates                          1st          $26,003.71

400010346           B24          110      Mooney Grove                                      1st          $22,938.65

400010332           B25          112      Golden Horseshoe                                  1st          $15,690.05

400010291           B26          113      Crest Mobile Estates                              1st          $15,885.53

400010331           B27          114      Terra Vista Estates                               1st          $15,563.20

55861               A47.1        117.1    Asheville Mini Storage Portfolio-600 Patton
                                          Avenue

55861               A47.2        117.2    Asheville Mini Storage Portfolio-127 Sweeten
                                          Creek Road

55861               A47.3        117.3    Asheville Mini Storage Portfolio-1130 Sweeten
                                          Creek Road

55861               A47.4        117.4    Asheville Mini Storage Portfolio-1925
                                          Spartanburg Highway

55861               A47          117      Asheville Mini Storage Portfolio (Roll-Up)        1st          $41,952.87

                                       PRIMARY
                                       SERVICING FEE     MASTER            OWNERSHIP
LOAN NUMBER          ADMIN. FEE RATE   RATE              SERVICING FEE     INTEREST          CROSSED
-------------------  ----------------- ----------------- ----------------- ----------------- ---------------

400010340            0.11670%          0.09000%            0.11500%        Leasehold         No

400010346            0.11670%          0.09000%            0.11500%        Fee Simple        No

400010332            0.12670%          0.10000%            0.12500%        Fee Simple        No

400010291            0.12670%          0.10000%            0.12500%        Fee Simple        No

400010331            0.12670%          0.10000%            0.12500%        Fee Simple        No

55861                                                                      Fee Simple


55861                                                                      Fee Simple


55861                                                                      Fee Simple


55861                                                                      Fee Simple


55861                0.14170%          0.10000%            0.14000%                          No

                     ORIGINAL
                     AMORTIZATION
LOAN NUMBER          (MONTHS)            ARD LOAN          GRACE PERIOD
-------------------  ------------------- ----------------- ----------------------

400010340            300                 No                5

400010346            360                 No                5

400010332            360                 No                5

400010291            360                 No                5

400010331            360                 No                5

55861


55861


55861


55861


55861                360                 No                15

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of this Schedule II, the phrase "the Seller's knowledge" and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except as expressly set forth herein).

            Unless otherwise specified in the exceptions to the representations and warranties attached hereto, the Seller hereby represents and warrants that, as of the date specified below or, if no such date is specified, as of the Closing Date and subject to Section 19 of this Agreement:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the respective Due Dates for the Mortgage Loans in May 2002.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Subject to the completion of all missing information (including, without limitation, the names of assignees and endorsees and missing recording information) in all instruments of transfer or assignment and endorsements, and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in May 2002, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in May 2002.

            4. Lien; Valid Assignment. Based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for: (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not materially interfere with the security intended to be provided by such Mortgage; and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee.

            5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid and binding assignment of such Assignment of Leases from the relevant assignor to the Trustee.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File: (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded; (b) the related Mortgaged Property has not been released from the lien of such Mortgage; and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7. Casualty; Condemnation; Encroachments. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Servicing File, the related Mortgaged Property is: (a) free and clear of any damage caused by fire or other casualty which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance), and (b) not the subject of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. With respect to each Mortgaged Property securing a Mortgage Loan: (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed in connection with the origination of such Mortgage Loan; (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) the related Borrower was required to provide additional security and/or to obtain an operations and maintenance plan, (B) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (D) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 10% of the outstanding principal balance of the related Mortgage Loan, (E) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (F) the related Borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage or another loan document for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. To the Seller's knowledge, there is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby.

            14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least six (6) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than six months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the Mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below).

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Borrower Bankruptcy. No Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

            18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

      (b) Based on the related Title Policy (or, if not yet issued, a pro forma title policy or a "marked up" commitment), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

      (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

      (d) The Seller has not received, as of the Closing Date, actual notice that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease;

      (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

      (g) Such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Borrower's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury regulation section 1.860G-2(f)(2)).

            20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

            24. No Mechanics' Liens. To the Seller's knowledge, (a) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (b) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance with Usury Laws. As of its date of origination, each Mortgage Loan complied with, or was exempt from, all applicable usury laws.

            26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (a) a letter from governmental authorities, (b) a legal opinion, (c) an endorsement to the related Title Policy, (d) a representation of the related borrower at the time of origination of such Mortgage Loan, (e) a zoning report from a zoning consultant, or (f) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full of all amounts due under the related Mortgage Loan or (b) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements or (b) the payment of a release price and prepayment consideration in connection therewith; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (a) no earlier than two years following the Closing Date and (b) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i).

            30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32. Inspection. In connection with the origination of each Mortgage Loan, the related originator inspected, or caused the inspection of, the related Mortgaged Property.

            33. No Material Default. To the Seller's knowledge, based solely upon inquiry of its servicer, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit C.

            34. Due-on-Sale. Subject to exceptions set forth in the related Mortgage, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

            35. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $25,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity separate and apart from any other person.

            36. Whole Loan. Each Mortgage loan is a whole loan and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

            38. ARD Loans. As of the Closing Date, each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, the rate at which such ARD Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin (such margin, the "Additional Interest Rate").

            39. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Seller:

      (a) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

      (b) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

            in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulation Section 1.860G-1(b)(2).

            41. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and, if there is more than one tenant, rent rolls for the related Mortgaged Property and/or financial statements of the related Borrower.

            42. Servicing Rights. Except as otherwise contemplated in this Agreement, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

            43. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation (or, alternatively, intentional) or misappropriation of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44. Assignment of Collateral. All of the Seller's interest in any material collateral securing any Mortgage Loan has been assigned to the Purchaser.

            45. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            46. Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

            47. Servicing and Collection. The servicing of the Mortgage Loans by the Seller or a sub-servicer retained by the Seller is legal, proper and prudent in all material respects.

            48. Escrows. As of the date of origination, all escrow deposits and payments relating to a Mortgage Loan were under the control of the originator and all amounts required to be deposited by each Borrower were deposited.

            EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

            Set forth below are the exceptions to the Representations and Warranties provided in Schedule II of that certain Mortgage Loan Purchase Agreement dated as of May 1, 2002, by and between Bank of America, N.A. and Banc of America Commercial Mortgage, Inc.

                        REPRESENTATION AND WARRANTY NO. 4
                            (LIEN; VALID ASSIGNMENT)

Loan No.                                                Exception
--------                                                ---------

56044 - 840 Troy Corporate Center       The description of collateral encumbered
                                        by the Mortgage excludes any rights to
56050 - 880 Troy Corporate Center       oil, gas, minerals, coal and other
                                        substances of any similar kind or
                                        character.

                        REPRESENTATION AND WARRANTY NO. 8
                                (TITLE INSURANCE)

Loan No.                                                Exception
--------                                                ---------

55861 - Asheville Mini Storage          The title commitment is in an amount
                                        equal to $6,575,000.00. The Loan Amount
                                        was $6,000,000.00.

55915 - CVS Emerald Isle                Note that an endorsement to the title
                                        policy with regard to environmental
                                        matters states that such endorsement is
                                        effective only if the land is used
                                        primarily for residential purposes.

                       REPRESENTATION AND WARRANTY NO. 12
                           (ENVIRONMENTAL CONDITIONS)

Loan No.                                                Exception
--------                                                ---------

55412 - Campus Village Apartments       The Phase I report noted potential
                                        on-site and off-site environmental
                                        concerns. Nevertheless, the report
                                        concluded that there is a low potential
                                        for environmental liability with regard
                                        to the Mortgaged Property.

55954 - Gainesville Place               The Phase I report noted that 1 of the 5
                                        radon samples analyzed tested above the
                                        4.0 p.p.l. action level. The report
                                        recommends further radon testing be
                                        performed at the Mortgaged Property, and the Mortgage Loan documents required the amount of the costs for required testing be escrowed.

415010325 - Monet Apartments            Environmental insurance coverage was
                                        obtained rather than an environmental
415010326 - Bellagio Apartments         site assessment, an environmental site
                                        assessment update or a transaction
100010335 - West Valley Tops            screen with regard to each Mortgaged
                                        Property.

400010340 - Summerset Mobile Estates

                       REPRESENTATION AND WARRANTY NO. 15
                                   (INSURANCE)

Loan No.                                                Exception
--------                                                ---------

400010340 - Summerset Mobile Estates    The Mortgaged Property is located in a
                                        special flood hazard area identified as
                                        Zone "A1". No flood insurance has been
                                        obtained due to the following: (i) the
                                        elevation study indicated that the
                                        mobile home park's lowest elevation
                                        exceeds the base flood elevation; (ii)
                                        in the most recent major flood (1984),
                                        the Mortgaged Property was not damaged,
                                        and (iii) mobile home insurance is the
                                        responsibility of the individual
                                        tenants.

                       REPRESENTATION AND WARRANTY NO. 17
                             (LOCAL LAW COMPLIANCE)

Loan No.                                                Exception
--------                                                ---------

55936 - Unigraphic Solutions Corporate  Two additional spaces are required to be
Offices striped for the property to conform to parking requirements. Borrower has covenanted in the Mortgage Loan documents to restripe such spaces within eight (8) months of the closing date.

55365 - RCA Portfolio/Wildewood         Pursuant to the terms of a post-closing
                                        letter dated June 13, 2001, the Borrower agreed to deliver to Lender evidence within 45 days of the date thereof that the Mortgaged Property contains at least
                                        520 parking spaces and complies with all applicable laws, rules, and regulations with respect to parking. There is no evidence in the Mortgage Loan File that such evidence has been delivered.

                       REPRESENTATION AND WARRANTY NO. 18
                             (LEASEHOLD ESTATE ONLY)

Loan No.                                                Exception
--------                                                ---------

400010340 - Summerset Mobile Estates    There is no evidence in the file that
                                        the Ground Lease or a memorandum of the
                                        Ground Lease have been recorded.

                                        The Assignment, Non-Disturbance and
                                        Attornment Agreement dated October 25,
                                        2001 states that upon foreclosure
                                        Lessee's interest shall be assignable by Lender upon notice to, but without the prior consent of, Lessor so long as such assignment is to a person or entity which has a (i) substantially equivalent financial capability to manage a mobile home park and comply with the terms and conditions of the Lease and (ii) substantially equivalent experience as Lessee, and the guarantors of Lessee's obligations under the Lease, in operating and managing a mobile home park or substantially similar residential real property.

                                        The Ground Lease does not provide that
                                        failure to provide a notice of default
                                        would deem the termination ineffective
                                        against the mortgagee under the Mortgage
                                        Loan documents.

                                        The lease expiration date for the Ground
                                        Lease is less than 20 years after the
                                        maturity date of the related Mortgage
                                        Loan.

                       REPRESENTATION AND WARRANTY NO. 21
        (NO EQUITY INTEREST, EQUITY PARTICIPATION OR CONTINGENT INTEREST)

Loan No.                                                Exception
--------                                                ---------

53425 - Mapleton Square                 All accrued interest at the increased
Apartments/Kushner                      rate during the hyperamortization period
                                        is not deferred but is paid concurrently
53445 - The Brook at Colonial           with a partial application to principal
Park/Kushner                            (25% of excess cash flow applied to
                                        principal in the first 2 years, 50% of
                                        excess cash flow applied to principal in the following year).

                       REPRESENTATION AND WARRANTY NO. 23
                             (OTHER MORTGAGE LIENS)

Loan No.                                                Exception
--------                                                ---------

54043 - Gravois Bluffs I (Lowe's)       The Mortgage Loan documents permit the
                                        Borrower to encumber the Mortgaged
                                        Property with secured subordinate debt
                                        provided Borrower has met certain
                                        conditions set forth in the loan
                                        agreement, including, but not limited
                                        to, providing evidence that the
                                        Mortgaged Property supports a debt
                                        service coverage equal to 1.20x and the
                                        loan-to-value ratio is not greater than
                                        80%, and the subordinate lender executes a satisfactory subordination and standstill agreement.

                       REPRESENTATION AND WARRANTY NO. 26
                             (LICENSES AND PERMITS)

Loan No.                                                Exception
--------                                                ---------

55861 - Asheville Mini Storage,         According to the zoning report from PZR,
1925 Spartanburg Highway                the status of the Mortgaged Property is
(1 of 4 properties)                     legal nonconforming. Mini-warehouse use
                                        is permitted in this jurisdiction only
                                        with a special use permit. No such
                                        permit exists for the Mortgaged
                                        Property, however the use of the
                                        Mortgaged Property has grandfathered
                                        status.

                       REPRESENTATION AND WARRANTY NO. 28
                       (RELEASES OF MORTGAGED PROPERTIES)

Loan No.                                                Exception
--------                                                ---------

55739 - Regency Square                  The Mortgage Loan documents permit
                                        partial releases of Parcels 2 and 3,
                                        which contain, in part overgrown,
                                        abandoned parking lots, for no
                                        consideration, upon the satisfaction of
                                        various conditions set forth in the Loan
                                        Agreement.

55546 - Adler Portfolio                 The Mortgage Loan documents permit a
                                        partial release of the Bally's leased
                                        parcel (Parcel 9) if Bally's exercises
                                        its purchase option under its Lease,
                                        subject to the satisfaction of various
                                        conditions set forth in the Loan
                                        Agreement; provided, however, that in
                                        such event, Borrower is required to
                                        partially defease the Bally's parcel.

                       REPRESENTATION AND WARRANTY NO. 33
                              (NO MATERIAL DEFAULT)

Loan No.                                                Exception
--------                                                ---------

55365 - RCA Portfolio/Wildewood         Pursuant to the terms of a post-closing
                                        letter dated June 13, 2001, the Borrower agreed to deliver to Lender evidence within 45 days of the date thereof, that the Mortgaged Property contains at least
                                        520 parking spaces and complies with all applicable laws, rules and regulations with respect to parking. There was no evidence in the Mortgage Loan File that such evidence has been delivered.

415010328 - Casa California Apartments  The Mortgaged Loan documents provided for certain deferred maintenance
820010342 - Ravenwood Townhomes         reserves; some or all of the work
                                        remains to be completed.

415010319 - Montebello Apartments       The following amounts remain in reserve:
                                        (a) $2,500 - Casa California Apartments,
800010352 - Ashwood Downs Apartments    (b) $46,250 - Ravenwood Townhomes,
                                        (c) $6,250 - Montebello Apartments and
                                        (d) $4,875 - Ashwood Downs Apartments.

                       REPRESENTATION AND WARRANTY NO. 35
                             (SINGLE PURPOSE ENTITY)

Loan No.                                                Exception
--------                                                ---------

55546 - Adler Portfolio                 The borrowing entity is not a newly
                                        created single purpose entity. The
                                        borrowing entity previously owned
                                        properties other than the Mortgaged
                                        Property; however, the Borrower made
                                        "backwards" representations and
                                        warranties" concerning its special
                                        purpose entity status prior to the
                                        closing date. The Mortgage Loan
                                        documents provide that the loan becomes
                                        fully recourse to the Borrower and the
                                        Borrower Principal if any of the
                                        "backwards representations and
                                        warranties" are breached.

                       REPRESENTATION AND WARRANTY NO. 38
                                   (ARD LOANS)

Loan No.                                                Exception
--------                                                ---------

53425 - Mapleton Square Apts./Kushner   The Mortgage Loan documents provide for
                                        interest only payments for the period
53445 - The Brook at Colonial Park/     November 1, 2000 to November 1, 2003.
Kushner